SCHEDULE A

ETF
SPDR® STOXX® Europe 50 ETF
SPDR EURO STOXX 50® ETF
SPDR S&P® Emerging Asia Pacific ETF
SPDR S&P Russia ETF
SPDR S&P China ETF
SPDR S&P Emerging Markets ETF
SPDR S&P Emerging Europe ETF
SPDR S&P Emerging Latin America ETF
SPDR S&P Emerging Middle East & Africa ETF
SPDR S&P World ex-US ETF
SPDR S&P International Small Cap ETF
SPDR Dow Jones International Real Estate ETF
SPDR S&P Global Infrastructure ETF
SPDR MSCI ACWI ex-US ETF
SPDR Russell/Nomura PRIME™ Japan ETF
SPDR Russell/Nomura Small Cap™ Japan ETF
SPDR S&P BRIC 40 ETF
SPDR S&P International Dividend ETF
SPDR S&P International Mid Cap ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR Dow Jones Global Real Estate ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Consumer Discretionary Sector ETF
SPDR S&P International Consumer Staples Sector ETF
SPDR S&P International Energy Sector ETF
SPDR S&P International Financial Sector ETF
SPDR S&P International Health Care Sector ETF
SPDR S&P International Industrial Sector ETF
SPDR S&P International Materials Sector ETF
SPDR S&P International Technology Sector ETF
SPDR S&P International Telecommunications Sector ETF
SPDR S&P International Utilities Sector ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Small Cap Emerging Asia Pacific ETF
SPDR MSCI ACWI IMI ETF
SPDR MSCI EM 50 ETF
SPDR S&P Global Dividend ETF
SPDR MSCI Beyond BRIC ETF
SPDR EURO STOXX Small Cap ETF

SPDR MSCI EAFE Quality Mix ETF
SPDR MSCI World Quality Mix ETF
SPDR MSCI Emerging Markets Quality Mix ETF
SPDR MSCI Australia Quality Mix ETF
SPDR MSCI Canada Quality Mix ETF
SPDR MSCI Germany Quality Mix ETF
SPDR MSCI Japan Quality Mix ETF
SPDR MSCI Spain Quality Mix ETF
SPDR MSCI United Kingdom Quality Mix ETF

Effective With SEC, But Not Operational
SPDR S&P Asia Pacific ETF
SPDR S&P Europe ETF
SPDR S&P Emerging Africa ETF
SPDR S&P Emerging South East Asia ETF
SPDR S&P Emerging GCC-Middle East ETF
SPDR S&P Ireland ETF
SPDR S&P Brazil ETF
SPDR S&P India ETF
SPDR S&P Small Cap Emerging Europe ETF
SPDR S&P Small Cap Emerging Latin America ETF
SPDR S&P Small Cap Emerging Middle East & Africa ETF

Dated: June 11, 2014